SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant [   ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

VIB Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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INTRODUCTION
REVOCABILITY OF PROXIES
PROPOSAL 2 AMENDING ARTICLE IV(a) OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED CAPITAL
INDEPENDENT ACCOUNTANTS

PRELIMINARY DRAFT — MARCH 8, 2002

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD April 24, 2002
At 6:00 p.m.

NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of VIB Corp and the call of its Board of Directors, the 2002 Annual Meeting (the “Meeting”) of Shareholders of VIB Corp (the “Company”) will be held at Brunner’s Motel, Crystal Room, 215 North Imperial Avenue, El Centro, California 92243, on Wednesday, April 24, 2002, at 6:00 p.m., for the purpose of considering and voting upon the following matters:

1.	Election of Directors. Electing the following four persons to the Board of Directors who shall serve until the 2004 Annual Meeting of Shareholders and until their successors are elected and have qualified:

R. Stephen Ellison Richard D. Foss	Ronald A. (Rusty) Pedersen Alice Helen Lowery Westerfield

2.	Amendment to Articles of Incorporation. Amending Article IV(a) of the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 25,000,000 shares to 125,000,000 shares.

3.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 1, 2002, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

The Bylaws of the Company provide for the nomination of directors in the following manner:

“2.14	Nomination of Directors

Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the President of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days’ notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the President of the corporation not later than time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each

VIB CORP
1498 MAIN STREET
EL CENTRO, CALIFORNIA 92243

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 24, 2002
At 6:00 p.m.

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2002 Annual Meeting of Shareholders (the “Meeting”) of VIB Corp (the “Company”) to be held at Brunner’s Motel, Crystal Room, 215 North Imperial Avenue, El Centro, California 92243, at 6:00 p.m., on Wednesday, April 24, 2002, and at any and all adjournments thereof.

     It is anticipated that this Proxy Statement and the accompanying Notice will be mailed on or about March 22, 2002, to shareholders eligible to receive notice of and to vote at the Meeting.

     The matters to be considered and voted upon at the Meeting will be:

1.	Election of Directors. Electing the following four persons to the Board of Directors, who shall serve until the 2004 Annual Meeting and until their successors are elected and have qualified:

R. Stephen Ellison Richard D. Foss	Ronald A. (Rusty) Pedersen Alice Helen Lowery Westerfield

2.	Amendment to Articles of Incorporation. Amending Article IV(a) of the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 25,000,000 shares to 125,000,000 shares.

3.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

REVOCABILITY OF PROXIES

     A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of such election. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions specified on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A PROPOSAL TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED ON THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY’S BOARD OF DIRECTORS.

     Some of the directors and executive officers of the Company, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with VIB and, prior to their merger with VIB, with BOS or KRSB in the ordinary course of the subsidiaries’ businesses and VIB expects to have such ordinary banking transactions with such persons in the future. In the opinion of Management of VIB, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although VIB does not have any limits on the aggregate amount it would be willing to lend to directors and officers as a group, loans to individual directors and officers must comply with its internal lending policies and statutory lending limits.

PROPOSAL 2
AMENDING ARTICLE IV(a) OF THE COMPANY’S ARTICLES OF
INCORPORATION TO INCREASE AUTHORIZED CAPITAL

Reasons for the Proposal

     On August 14, 2001, the Company’s Board of Directors adopted a Rights Plan to protect the Company’s shareholders if at any time a controlling action is attempted without provisions to pay all shareholders a fair price for their stock. Each shareholder was given the right to purchase a one-thousandth share of the Company’s Series A Participating Preferred Stock. Under certain circumstances, in exchange for their outstanding rights, the Company’s shareholders may be entitled to a substantial number of shares of the Company’s Common Stock. Currently, the Company is authorized to issue 25,000,000 shares of its Common Stock of which 13,109,956 shares are issued and outstanding and 1,565,187 shares are reserved under the Company’s 1997 Stock Option Plan, leaving only 10,324,857 shares available for future issuance. In order to provide for the exercise of the Rights and for other legal purposes, the Company proposes to amend Article IV(a) of its Articles of Incorporation to increase the number of its authorized shares of Common Stock from 25,000,000 shares to 125,000,000 shares.

Vote Required; Board Recommendation

     A favorable vote by the holders of a majority of the Company’s outstanding Common Stock entitled to vote is required to amend Article IV(a) of the Company’s Articles of Incorporation.

     The Board of Directors recommends a vote of “FOR” on this proposal.

INDEPENDENT ACCOUNTANTS

     The firm of Vavrinek, Trine, Day & Co., LLP (“VTD”), served as independent public accountants for the Company for 2001. It is anticipated that a representative of VTD will be present at the Meeting to respond to appropriate questions from shareholders. In addition to audit services, that firm performed selected non-audit services, including assisting in the preparation of the Company’s tax returns, review of quarterly reports filed with the Securities and Exchange Commission (the “SEC”) on Form 10-Q and other regulatory reports. All services rendered by VTD were approved by the Audit Committee of the Company who considered the possible effect of each

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PROXY
VIB CORP
ANNUAL MEETING OF SHAREHOLDERS
April 24, 2002

     The undersigned shareholder of VIB Corp (the “Company”) hereby nominates, constitutes and appoints R. Stephen Ellison, Richard D. Foss and Dennis L. Kern, and each of them, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Brunner’s Motel, Crystal Room, 215 North Imperial Avenue, El Centro, California 92243, on Wednesday, April 24, 2002, at 6:00 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present there at, as follows:

1.	Election of Directors. Authority to elect the four persons named below and in the Proxy Statement dated March 22, 2002, accompanying the Notice of said Meeting, to serve until the 2004 Annual Meeting and until their successors are elected and have qualified:

R. Stephen Ellison Richard D. Foss	Ronald A. (Rusty) Pedersen Alice Helen Lowery Westerfield

               AUTHORITY GIVEN    [   ]          AUTHORITY WITHHELD    [   ]

IF YOU WISH TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU DO NOT WISH TO VOTE FOR IN THE SPACE PROVIDED BELOW:
2.	Amendment to Articles of Incorporation. To amend Article IV(a) of the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 25,000,000 shares to 125,000,000 shares.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

PLEASE SIGN AND DATE THE OTHER SIDE